SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 16, 2011

Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 539-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 16, 2011, the Compensation Committee of the Board of Directors of Harris Interactive Inc. (the “Company”) awarded a $60,000 retention bonus to Eric W. Narowski, the Company’s Interim Chief Financial Officer. The retention bonus was awarded to encourage Mr. Narowski’s continued service to the Company during a transition period following the recent change in Chief Executive Officer of the Company, and is payable in four cash installments of $15,000 on or about September 15, 2011, December 15, 2011, March 15, 2012 and June 15, 2012, provided, in each case, that Mr. Narowski is employed by the Company on such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.

(Registrant)

By:	/s/ Marc H. Levin
Name:	Marc H. Levin
Title:	Executive Vice President, Chief Administrative Officer and General Counsel

Dated: August 22, 2011